Statements of cash flows - Summary of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2022 KRW (₩)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 KRW (₩)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 KRW (₩)	Dec. 31, 2019 KRW (₩)
Cash and cash equivalents [abstract]
Cash	₩ 1,771,316		₩ 1,742,449
Foreign currencies	628,590		503,205
Demand deposits	31,729,228		18,208,784
Fixed deposits	90,014		158,635
Total	₩ 34,219,148	$ 27,153,744	₩ 20,613,073	$ 16,356,985	₩ 17,343,237	₩ 17,753,709